UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 25, 2006
                                                  ----------------

                             Wellstone Filters Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-28161                  33-0619264
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)            File Number)           Identification No.)

  250 Crown Boulevard, Timberlake, North Carolina                  27583
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    336-597-8300

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 25, 2006, Wellstone Filters, Inc. (the "Company") received $500,000 from the Carlson Group, Ltd., pursuant to a promissory note (the "Note"), dated January 25, 2006. As set forth on the Company's Current Report on Form 8-K, dated November 30, 2004, Carlson Group, Ltd. previously loaned the
Company $1,500,000, pursuant to a convertible promissory note which has previously been converted into common stock of the Company. This Note is not associated with the prior convertible promissory note. See Item 2.03 below for further information.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         Pursuant to the Note, the Company borrowed the principal amount of $500,000, at an interest rate of 8% per annum, due in full on December 31, 2007. In addition to the stated interest rate, the Company shall also pay to the Lender an amount equal to the lesser of (a) $25,000 or (b) 3% of the net profits after taxes as of September 30, 2007, to be payable simultaneously with the principal and interest due on December 31, 2007. If a portion of the principal or interest is paid prior to December 31, 2007, the calculation of the additional amount shall be adjusted pro-rata. In the event of a default under the note when due, then the Lender, at its election, may declare the entire unpaid principal, and all accrued but unpaid interest, immediately due and payable. The maximum additional amount that the Company shall pay is $25,000, and such amount is due on the maturity of the Note.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


Exhibits:
10.1           Promissory Note, dated January 25, 2006.


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


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WELLSTONE FILTERS, INC.




Date:  January 31, 2006                      By: /s/  Learned Jeremiah Hand
                                             ------------------------------
                                             Name:  Learned Jeremiah Hand
                                             Title:   Chief Executive Officer



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